As filed with the U.S. Securities and Exchange Commission February 7, 2025

Registration No. 333-284448

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 2

to

FORM S-1

REGISTRATION STATEMENT

UNDER THE

SECURITIES ACT OF 1933

DIGITAL ALLY, INC.

(Exact name of registrant as specified in its charter)

Nevada	3663	20-0064269
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Digital Ally, Inc.

14001 Marshall Drive

Lenexa, KS 66215

(913) 841-7774

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Stanton E. Ross

Chief Executive Officer

Digital Ally, Inc.

14001 Marshall Drive

Lenexa, KS 66215

(913) 841-7774

(Name, address including zip code, and telephone number, including area code, of agent for service)

With copies to:

David E. Danovitch, Esq. Joseph E. Segilia, Esq. Aaron M. Schleicher, Esq. Sullivan & Worcester LLP 1251 Avenue of the Americas New York, NY 10020 Telephone: (212) 660-3060	Anthony W. Basch, Esq. J. Britton Williston, Esq. Shannon M. McDonough, Esq. Kaufman & Canoles, P.C. 1021 E. Cary St. Richmond, Virginia 23219 Tel: (804) 771-5700

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒	Smaller reporting company ☒	Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

Digital Ally, Inc. is filing this Amendment No. 2 (this “Amendment”) to its Registration Statement on Form S-1 (File No. 333-284448) (the “Registration Statement”) as an exhibits-only filing solely for the purpose of filing Exhibits 4.14 (Form of Pre-Funded Warrant), 4.15 (Form of Series A Common Stock Warrant), 4.16 (Form of Series B Common Stock Warrant), 5.1 (Opinion of Sullivan & Worcester LLP), 10.51 (Form of Underwriting Agreement) and 23.2 (Consent of Sullivan & Worcester LLP (included in Exhibit 5.1)). Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 16(a) of Part II of the Registration Statement, the signature page to the Registration Statement, Exhibit 4.14, Exhibit 4.15, Exhibit 4.16, Exhibit 5.1, Exhibit 10.51, Exhibit 23.2 and Exhibit Index. The remainder of the Registration Statement is unchanged and has been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules.

(a) Exhibits: Reference is made to the Exhibit Index following the signature pages hereto, which Exhibit Index is hereby incorporated into this Item.

Exhibit Number	Description
1.1*	Form of Underwriting Agreement.
2.1	Agreement and Plan of Merger, dated August 23, 2022, between Digital Ally, Inc. and DGLY Subsidiary (filed as an exhibit to the Company’s Current Report on Form 8-K with the SEC on August 23, 2022).
2.2	Agreement and Plan of Merger, dated June 1, 2023, by and among Clover Leaf Capital Corp., CL Merger Sub, Inc., Yntegra Capital Investments LLC, in the capacity as the Purchaser Representative, Kustom Entertainment, Inc. and Digital Ally, Inc (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on June 6, 2023).
2.3	Amendment No. 1 to the Merger Agreement (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on June 28, 2024).
3.1(i)(a)	Articles of Incorporation (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on August 23, 2022).
3.1(i)(b)	Articles of Merger (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on August 23, 2022).
3.1(i)(c)	Certificate of Amendment to Digital Ally, Inc.’s Articles of Incorporation (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on December 8, 2022).
3.1(i)(d)	Certificate of Amendment to Articles of Incorporation of Digital Ally, Inc. (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on February 7, 2023).
3.1(i)(e)	Certificate of Correction to Articles of Incorporation, filed on October 28, 2024 (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on November 1, 2024).
3.1(i)(f)	Certificate of Correction to Articles of Incorporation, filed on October 30, 2024 (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on November 1, 2024).
3.1(i)(g)	Certificate of Correction to Articles of Incorporation, filed on October 30, 2024 (duplicate filing) (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on November 5, 2024).
3.1(ii)(a)	Bylaws (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on August 23, 2022).
3.1(ii)(b)	Amendment No. 1 to Bylaws of Digital Ally, Inc. (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on November 8, 2024).
4.1	Form of Common Stock Certificate (filed as an exhibit to the Company’s Annual Report on Form 10-K with SEC on April 1, 2024).
4.2	Form of Common Stock Purchase Warrant of Digital Ally, Inc. (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on August 5, 2019).
4.3	Form of Pre-Funded Common Stock Purchase Warrant of Digital Ally, Inc. (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on January 28, 2021).
4.4	Form of Common Stock Purchase Warrant of Digital Ally, Inc. (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on January 28, 2021).
4.5	Form of Senior Secured Convertible Note, issued by Digital Ally, Inc. (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on April 7, 2023).
4.6	Form of Warrant of Digital Ally, Inc. (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on April 7, 2023).
4.7	Revolving Note, dated October 26, 2023, issued by Digital Ally, Inc.to Kompass Kapital Funding, LLC (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC October 27, 2023).
4.8	Description of the Registrant’s Securities Registered Pursuant to Section 12 of the Securities Exchange Act of 1934 (filed as an exhibit to the Company’s Annual Report on Form 10-K with SEC on March 31, 2023).
4.9	Form of Series A Warrant (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on June 28, 2024).
4.10	Form of Series B Warrant (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on June 28, 2024).
4.11	Form of Pre-Funded Warrant (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on June 28, 2024).
4.12	Form of Senior Secured Promissory Note (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on November 7, 2024).
4.13	Form of Guarantee (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on November 15, 2024).
4.14*	Form of Pre-Funded Warrant.
4.15*	Form of Series A Common Stock Warrant.
4.16*	Form of Series B Common Stock Warrant.
5.1*	Opinion of Sullivan & Worcester LLP.
10.1	2005 Stock Option and Restricted Stock Plan (filed as an exhibit to the Company’s October 2006 Form SB-2).
10.2	2006 Stock Option and Restricted Stock Plan (filed as an exhibit to the Company’s October 2006 Form SB-2).
10.3	Form of Stock Option Agreement (ISO and Non-Qualified) 2005 Stock Option Plan (filed as an exhibit to the Company’s October 2006 Form SB-2).
10.4	Form of Stock Option Agreement (ISO and Non-Qualified) 2006 Stock Option Plan (filed as an exhibit to the Company’s October 2006 Form SB-2).
10.5	Forms of Restricted Stock Agreement for 2005, 2006, 2007 and 2008 Stock Option and Restricted Stock Plans (filed as an exhibit to the Company’s Annual Report on Form 10-K with SEC on March 23, 2010).

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10.6	2011 Stock Option and Restricted Stock Plan (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on June 1, 2011).
10.7	Form of Stock Option Agreement for 2011 Stock Option and Restricted Stock Plan (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on June 1, 2011).
10.8	Amended and Restated 2015 Stock Option and Restricted Stock Plan (filed as an exhibit to the Company’s Current Report on Form S-8 with SEC on May 23, 2016).
10.9	Form of 2015 Stock Option and Restricted Stock Plan Restricted Stock Grant Agreement (filed as an exhibit to the Company’s Annual Report on Form 10-K with SEC on March 31, 2023).
10.10	Digital Ally, Inc. 2018 Stock Option and Restricted Stock Plan (filed as an exhibit to the Company’s Registration Statement on Form S-8 with SEC on August 20, 2018).
10.11	Form of 2018 Stock Option and Restricted Stock Plan Restricted Stock Grant Agreement (filed as an exhibit to the Company’s Annual Report on Form 10-K with SEC on March 31, 2023).
10.12	Digital Ally, Inc. 2020 Stock Option and Restricted Stock Plan (filed as an exhibit to the Company’s Registration Statement on Form S-8 with SEC on November 16, 2020).
10.13	Amendment to Digital Ally, Inc. 2020 Stock Option and Restricted Stock Plan (filed as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A with SEC on April 27, 2021).
10.14	Form of 2020 Stock Option and Restricted Stock Plan Restricted Stock Grant Agreement (filed as an exhibit to the Company’s Annual Report on Form 10-K with SEC on March 31, 2023).
10.15	Digital Ally, Inc. 2022 Stock Option and Restricted Stock Plan (filed as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A with SEC on October 28, 2022).
10.16	Form of 2022 Stock Option and Restricted Stock Plan Restricted Stock Grant Agreement under the 2022 Stock Option and Restricted Stock Plan (filed as an exhibit to the Company’s Registration Statement on Form S-8 with SEC on February 28, 2023).
10.17	Proceeds Investment Agreement, dated as July 31, 2018, by and between Digital Ally, Inc. and Brickell Key Investments LP (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on August 2, 2018).
10.18	Letter Agreement, dated as July 31, 2018, by and between Digital Ally, Inc. and Brickell Key Investments LP (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on August 2, 2018).
10.19	Form of Securities Purchase Agreement, dated as of January 11, 2021, by and between Digital Ally, Inc. and the Investors (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on January 12, 2021).
10.20	Form of Placement Agency Agreement, dated January 27, 2021, by and between Digital Ally, Inc. and Kingswood Capital Markets, division of Benchmark Investments, Inc (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC January 28, 2021).
10.21	Form of Securities Purchase Agreement, dated as of January 27, 2021, by and between Digital Ally, Inc. and the Investors (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC January 28, 2021).
10.22	Commercial Real Estate Sales Contract, dated February 24, 2021, between Digital Ally, Inc. and DDG Holding, LLC (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on May 3, 2021).
10.23	Form of Operating Agreement of Nobility Healthcare, LLC, dated June 1, 2021 (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on June 9, 2021).
10.24	Warrant Exchange Agreement, dated August 19, 2021, by and among Digital Ally, Inc. and the warrant holders who are signatories thereto (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on August 19, 2021).
10.25	Unit Purchase Agreement, dated September 2, 2021 (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on September 9, 2021).
10.26	Form of Exchange Agreement, dated August 23, 2022 (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on August 23, 2022).
10.27	Form of Securities Purchase Agreement, dated October 13, 2022, between Digital Ally, Inc. and the investors thereto (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on October 19, 2022).
10.28	Form of Registration Rights Agreement, dated October 13, 2022, by and among Digital Ally, Inc. and the investors named therein (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on October 19, 2022).

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10.29	Form of Securities Purchase Agreement, dated April 5, 2023, between Digital Ally, Inc. and certain Purchasers who are signatories thereto (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on April 7, 2023).
10.30	Form of Security Agreement, dated April 5, 2023, between Digital Ally, Inc. and certain holders of Digital Ally, Inc.’s Senior Secured Convertible Notes who are signatories thereto (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on April 7, 2023).
10.31	Form of Trademark Security Agreement, dated April 5, 2023, between Digital Ally, Inc. and a lender (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on April 7, 2023).
10.32	Form of Patent Security Agreement, dated April 5, 2023, between Digital Ally, Inc. and between Digital Ally, Inc. and a lender (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on April 7, 2023).
10.33	Form of Subsidiary Guaranty, dated April 5, 2023, by and among Digital Ally, Inc. and its direct and indirect subsidiaries and a lender (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on April 7, 2023).
10.34	Form of Registration Rights Agreement, dated April 5, 2023, between Digital Ally, Inc. and certain Purchasers, who are signatories thereto (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on April 7, 2023).
10.35	Loan and Security Agreement, dated October 26, 2023, by and between Digital Ally, Inc., Digital Ally Healthcare, LLC, and Kompass Kapital Funding, LLC (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on October 27, 2023).
10.36	Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated October 26, 2023, by and between Digital Ally, Inc. and Kompass Kapital Funding, LLC (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on October 27, 2023).
10.37	Lock-Up Agreement, dated June 1, 2023, by and between Clover Leaf Capital Corp., Yntegra Capital Investments, LLC, and Digital Ally, Inc (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on June 6, 2023).
10.38	Form of Securities Purchase Agreement (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on June 28, 2024).
10.39	Form of Registration Rights Agreement (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on June 28, 2024).
10.40	Placement Agent Agreement (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on June 28, 2024).
10.41	Amendment No. 2 to the Lock-Up Agreement (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on June 28, 2024).
10.42	Letter Agreement (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on July 18, 2024).
10.43	Purchase and Sale Agreement, dated August 2, 2024, between Digital Ally, Inc. and Serenity Now, LLC (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on August 6, 2024).
10.44	Amendment (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on August 23, 2024).
10.45	Amendment No. 2 to the Merger Agreement (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on September 4, 2024).
10.46	Second Letter Agreement (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on September 13, 2024).
10.47	Amended Note (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on September 27, 2024).
10.48	Form of Securities Purchase Agreement (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on November 7, 2024).
10.49	Mutual Termination and Release Agreement, dated as of November 7, 2024, by and among Clover Leaf Capital Corp., CL Merger Sub, Inc., Yntegra Capital Investments LLC in the capacity as the Purchaser Representative, Kustom Entertainment, Inc. and Digital Ally, Inc. (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on November 8, 2024).
10.50	Form of First Amendment to Securities Purchase Agreement (filed as an exhibit to the Company’s Current Report on Form 8-K with SEC on December 11, 2024).
21.1	Subsidiaries of Registrant (filed as an exhibit to the Company’s Annual Report on Form 10-K with SEC on April 1, 2024).
23.1**	Consent of RBSM LLP, independent registered public accounting firm.
23.2*	Consent of Sullivan & Worcester LLP (included in Exhibit 5.1)
24.1**	Power of Attorney (included on the signature page to previously filed registration statement)
107**	Filing Fee Table

+	Indicates management contract or compensatory plan.
*	Filed herewith.
**	Previously filed.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Lenexa, State of Kansas, on February 7, 2025.

DIGITAL ALLY, INC.

By:	/s/ Stanton E. Ross
Stanton E. Ross
Chairman and Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Position	Date

/s/ Stanton E. Ross	Chief Executive Officer and Director	February 7, 2025
Stanton E. Ross	(Principal Executive Officer)

*	Chief Financial Officer, Secretary and Treasurer	February 7, 2025
Thomas J. Heckman	(Principal Financial Officer and Principal Accounting Officer)

*	Director	February 7, 2025
D. Duke Daughtery

*	Director	February 7, 2025
Leroy C. Richie

*	Director	February 7, 2025
Charles M. Anderson

* By:	/s/ Stanton E. Ross
Name:	Stanton E. Ross
Attorney-in-fact

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